UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2022

CHANNELADVISOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35940	56-2257867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3025 Carrington Mill Boulevard

Morrisville, NC 27560

(Address of principal executive offices, including zip code)

(919) 228-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	ECOM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed on September 6, 2022, ChannelAdvisor Corporation, a Delaware corporation (the “Company” or “ChannelAdvisor”), CommerceHub, Inc., a Delaware corporation (“Parent”), and CH Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger, dated as of September 4, 2022 (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Merger”).

The completion of the Merger is conditioned upon, among other things, the expiration or termination of the waiting period (and any extension thereof) applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). At 11:59 p.m., Eastern Time, on October 19, 2022, the waiting period applicable to the Merger under the HSR Act expired. Accordingly, the portion of the conditions to the Merger relating to the expiration or termination of the waiting period under the HSR Act has been satisfied. The Merger continues to be subject to the remaining conditions set forth in the Merger Agreement.

The Merger is currently expected to close by November 16, 2022, subject to the satisfaction or waiver of remaining conditions set forth in the Merger Agreement.

Additional Information and Where to Find It

This filing is being made in respect of the proposed Merger involving the Company and Parent. In connection with the Merger, the Company has filed documents with the SEC, including preliminary and definitive proxy statements relating to and describing the Merger. The definitive proxy statement has been mailed to Company stockholders in connection with the Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on the Company’s website at www.channeladvisor.com or by contacting Company Investor Relations at (919) 228-4817.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. ChannelAdvisor and its respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from ChannelAdvisor stockholders in connection with the Merger. Information about ChannelAdvisor’s directors, executive officers and employees in the Merger is included in the proxy statements described above. Additional information regarding these individuals is set forth in ChannelAdvisor’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the definitive proxy statement on Schedule 14A for ChannelAdvisor’s most recent Annual Meeting of Stockholders held on May 13, 2022, and ChannelAdvisor’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022. To the extent ChannelAdvisor’s directors and executive officers or their holdings of ChannelAdvisor securities have changed from the amounts disclosed in those filings, to ChannelAdvisor’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at ChannelAdvisor’s website at www.ChannelAdvisor.com.

Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, or the completion or effects of the Merger. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. ChannelAdvisor’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the Merger, satisfaction of closing conditions precedent to the consummation of the Merger, potential delays in consummating the Merger, the ability of ChannelAdvisor to timely and successfully achieve the anticipated benefits of the transaction and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in ChannelAdvisor’s most recent filings with the SEC, including ChannelAdvisor’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.

The forward-looking statements included in this communication are made only as of the date hereof. ChannelAdvisor assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANNELADVISOR CORPORATION

	By:	/s/ Richard F. Cornetta
Date: October 20, 2022		Richard F. Cornetta
Chief Financial Officer